Exhibit 10.9.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of November 10, 1997 (this "Amendment"), is made among HCIA, INC. (the "Borrower"), the Lenders (as hereinafter defined) that have executed this Amendment (the "Required Lenders"), and FIRST UNION NATIONAL BANK (formerly, First Union National Bank of North Carolina), as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, certain banks (the "Lenders") and the Agent are parties to a Credit Agreement, dated as of August 8, 1996 (the "Credit Agreement"), as amended, providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         B. The Borrower, the Lenders and the Agent desire to make certain amendments to the Credit Agreement, including (i) reducing the total revolving credit commitment from $50,000,000 to $25,000,000, (ii) reducing the available letter of credit subfacility amount from $5,000,000 to $2,000,000 and (iii) revising certain financial covenants, and the Required Lenders have agreed to effect such amendments upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   AMENDMENTS

         1.1 Definitions. SECTION 1.1 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

         "Net Trading Assets" shall mean, as of the last day of any fiscal quarter with respect to the Borrower and its Subsidiaries on a consolidated basis excluding intercompany items, the sum of (a) accounts receivable minus (b) accounts payable.

         1.2 Letters of Credit. SECTION 2.17(a)(i) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

         (i) No Letter of Credit shall be issued the Stated Amount upon issuance of which (i) when added to all other Letter of Credit Outstandings as such time, would exceed $2,000,000 or (ii) when added to all other Letter of Credit Outstandings at such time and the aggregate principal amount of all Revolving Credit Loand then outstanding, would exceed the Total Revolving Credit Commitment at such time;

         1.3 Financial Covenants. The financial covenants in the Credit Agreement are hereby amended as follows:

                  (a) SECTION 6.9 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

         6.9 Consolidated Debt to Annualized EBITDA. Permit the ratio of Consolidated Debt to Annualized EBITDA as of the end of any fiscal quarter, beginning with the fiscal quarter ending December 31, 1997, to be greater than 1.0 to 1.0.

                  (b) A new SECTION 6.9A is hereby added to the Credit Agreement immediately following SECTION 6.9 as follows:

         6.9A Consolidated Debt to Net Trading Assets. Permit the amount of Consolidated Debt as of the end of any fiscal quarter, beginning with the fiscal quarter ending December 31, 1997, to be greater than fifty percent (50%) of Net Trading Assets as of such date.

         1.4 Reduction of Revolving Credit Commitments. The Revolving Credit Commitments of the Lenders are hereby reduced to the following amounts:

                 First Union National Bank                 $10,000,000
                 The First National Bank of Boston          $7,500,000
                 Signet Bank                                $7,500,000


                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that:

         2.1 Compliance with Credit Agreement. The Borrower is in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed, except where the Borrower's failure to comply has been waived in writing by the Lenders.

         2.2 Representations in Credit Agreement. The representations and warranties of the Borrower set forth in the Credit Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

         2.3 No Event of Default. No Event of Default (as defined in the Credit Agreement), nor any event that upon notice, lapse of time or both would become an Event of Default is continuing other than those, if any, waived in writing by the Lenders.

         2.4 Continuing Security Interests. All Loans and advances by the Lenders to the Borrower under the Credit Agreement, as amended hereby, and the Notes will continue to be secured by the Agent's security interest in all of the Collateral granted under the Credit Agreement or other Loan Documents, and nothing herein will affect the validity, perfection or enforceability of such security interests.

                                    ARTICLE 3

                         MODIFICATION OF LOAN DOCUMENTS

         3.1 Loan Documents. The other Loan Documents are amended as follows:

         Any individual or collective reference to any of the Loan Documents in any of the other Loan Documents to which the Borrower or any Subsidiary is a party shall mean, unless otherwise specifically provided, such Loan Document as amended and supplemented by this Third Amendment to Credit Agreement and as such Loan Document is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof, including without limitation, all references to the Credit Agreement, which shall mean the Credit Agreement as amended hereby and as further amended from time to time.

                                    ARTICLE 4

                                  MISCELLANEOUS

         4.1 Full Force and Effect. As expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         4.2 Nature of Amendment. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the provisions thereof on the date hereof.

         4.3 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         4.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         4.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                   HCIA, INC.

                                   By:      ____________________________________

                                   Title:   ____________________________________


                                   FIRST UNION NATIONAL BANK, as Agent

                                   By:      ____________________________________

                                   Title:   ____________________________________


                                   FIRST UNION NATIONAL BANK

                                   By:      ____________________________________

                                   Title:   ____________________________________

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By:      ____________________________________

                                   Title:   ____________________________________


                                   SIGNET BANK

                                   By:      ____________________________________

                                   Title:   ____________________________________